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                                                                     EXHIBIT 4.1


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  AMERICAN BANK NOTE COMPANY   PRODUCTION COORDINATOR: LISA MARTIN: 215-830-2155
      680 BLAIR MILL ROAD                  PROOF OF FEBRUARY 23, 1999
       HORSHAM, PA 19044                      IXL ENTERPRISES, INC.
        (215) 657-3480                             H 59034face
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  SALES:  A. HOBBS: 404-525-1455          OPERATOR:           eg/HJ
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  /NET/BANKNOTE/HOME 12/IXL/H59034                   REV.3
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   Number                                          Shares



  COMMON STOCK                               COMMON STOCK


                            iXL ENTERPRISES, INC.

  INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE      CUSIP 450718 10 1



This Certifies that


                                                                SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

is the owner of



          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF
                              $0.01 PER SHARE, OF

iXL ENTERPRISES, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed with the facsimile signatures of its duly authorized officers and its facsimile seal affixed.

Dated:


COUNTERSIGNED AND REGISTERED:
    SUNTRUST BANK, ATLANTA
                      TRANSFER AGENT
                       AND REGISTRAR


BY

          AUTHORIZED SIGNATURE:


                                    [SEAL]


    /s/ James S. Altenbach                    /s/ U. Bertram Ellis, Jr.

           SECRETARY                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER

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                             iXL ENTERPRISES, INC.

     The Corporation has more than one class of capital stock authorized to be issued. The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof authorized to be issued and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the Inscription on the face of this certificate, shall be construed as though they were written out in its entirety according to applicable laws or regulations;

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
     TEN COM - as tenants in common               UNIF GIFT MIN ACT-..........................as Custodian for
     TEN ENT - as tenants by the entireties                         ..........................................
     JT TEN  - as joint tenants with right of                                        (Minor)
               survivorship and not as tenants                      under Uniform Gifts to Minors Act of
               in common                                              ........................................
                                                                                     (State)

   Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   INDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by this Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer such stock on the books of the Corporation with full power of substitution in the premises.

Dated______________________________




                                     ___________________________________________
                              NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT, OR ANY CHANGE WHATEVER.


 Signature(s) Guaranteed:___________________________________________
                          THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                          ELIGIBLE GUARANTOR INSTITUTION SUCH AS A
                          SECURITIES BROKER/DEALER, COMMERCIAL BANK,
                          TRUST COMPANY, SAVINGS ASSOCIATION OR A
                          CREDIT UNION PARTICIPATING IN A MEDALLION
                          PROGRAM.

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
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          AMERICAN BANK NOTE COMPANY                   PRODUCTION COORDINATION: LISA MARTIN; 215-830-2155
             680 BLAIR MILL ROAD                                   PROOF OF FEBRUARY 23, 1999
              HORSHAM, PA 19044                                      IXL ENTERPRISES, INC,
               (215) 657-3480                                             H 59034BACK
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          SALES: A. HOBBS: 404-525-1455                          OPERATION:                G/HJ
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        /NET/BANKNOTE/HOME 12/IXI./H59034                                      REV. 2
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